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                                                                  Exhibit 10.75

                            LEASE EXTENSION AGREEMENT


This agreement is dated June 26, 2000 for reference purposes and is an additional modification to the current Lease Agreement dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley, California.

Except as indicated below all other terms and conditions of the Lease Agreement remain unchanged.

     1. LEASE EXTENSION AND RENT PAYMENT. The lease is hereby extended four months through December 31, 2000. The lease payment for this extension will remain $27,000.00 per month.

     2. HOLDING OVER. If LESSEE remains in possession of the premises per Paragraph 26 (Holding Over), then the agreed monthly rent is $29,000.



LESSOR                                           LESSEE

                                                 Calypte Biomedical Corporation

/s/ Charles A. Grant                             by    /s/ Nancy E. Katz
-----------------------------                        --------------------------
                                                       Nancy E. Katz

Title:  Partner (Gen)                            Title:   CEO, President, CFO
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Date:   6/28/00                                  Date:  6/26/00
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